UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2007
(Date of Report/Date of earliest event reported)

SOUTHERN COPPER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028
(Address and zip code of principal executive offices)

(602) 494-5328
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01 Other Events
Signatures

ITEM 8.01 OTHER EVENTS

Southern Copper Corporation (SCC) announces that yesterday three of its mining units, Cananea, Taxco and San Martín, suspended operations due to work stoppages organized by a minority of workers. The Company considers that the referred stoppages are illegal, based upon several procedural shortcomings. SCC has asked the competent authorities to promptly declare as illegal the purported strikes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Copper Corporation
(Registrant)

By:	/s/ Armando Ortega Gómez
Armando Ortega Gómez
Vice President Legal, General Counsel and Secretary

Date: July 31, 2007